DELAWARE GROUP® EQUITY FUNDS V
Nomura Small Cap Core Fund

(the “Fund”)

Supplement to the Fund’s Summary Prospectus, dated March 31, 2026

Effective immediately, the following replaces the section of the Fund’s Summary Prospectus entitled “Who manages the Fund? — Investment manager”:

Investment manager

Delaware Management Company, a series of Nomura Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
David Reidinger	Managing Director, Head of US Core Equity	October 2016
Christopher Adams, CFA	Managing Director, Senior Portfolio Manager - US Core Equity	November 2004
Michael Morris, CFA	Managing Director, Senior Portfolio Manager - US Core Equity	November 2004
Christina Van Het Hoen, CFA	Executive Director, Portfolio Manager - US Core Equity	July 2024
Chad Bolen, CFA	Executive Director, Portfolio Manager - US Core Equity	March 2026
William Mitchell III	Executive Director, Portfolio Manager - US Core Equity	March 2026
Eric Li Cheung	Executive Director, Portfolio Manager - US Core Equity	September 2026

Employees of the Manager’s  affiliates outside the US participate in the management of certain funds as “associated persons” of the Manager  under the Manager’s oversight, in accordance with SEC guidance as to “participating affiliate” arrangements. These associated persons may, on behalf of the Manager, provide discretionary investment management services, trading, research and related services directly or indirectly to the Fund.

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in, or redemption from, a Fund or acting on a distribution check (if applicable).

Please keep this Supplement for future reference.
This Supplement is dated September 2, 2026.